UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007

ClearPoint Business Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51200	98-0434371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 997-7710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2007, ClearPoint Business Resources, Inc. (the “Company”) entered into an agreement with TZG Enterprises, LLC (“TZG”), a Delaware limited liability company controlled by J. Todd Warner, a former officer of the Company, pursuant to which the Company granted to TZG an exclusive right and license (i) to set up and operate the Company’s system and procedures for the operation of transportation and light industrial temporary staffing services and (ii) to use in connection with the operation certain of the Company’s proprietary intellectual property. In consideration for the grant and license, TZG is required to pay to the Company, on a weekly basis, a royalty equal to six percent of all gross revenues earned by TZG from the operation. Through this relationship TZG will operate and manage up to twenty-five of the Company’s branches.

The Agreement provides that the Company will, directly or indirectly, process the weekly payroll for all temporary and contract staff placed on assignment by TZG and TZG’s weekly invoices. The agreement has a term of 99 years, but is subject to earlier termination upon certain material breaches or defaults and it may only be assigned by TZG if the assignee satisfies certain financial, business experience and character criteria acceptable to the Company.

Item 2.02	Results of Operations and Financial Condition.

On August 14, 2007, the Company issued a press release reporting its results for the second quarter ended June 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2007, J. Todd Warner, the Company’s Chief Operating Officer, resigned effective August 13, 2007 in connection with the agreement described in Item 1.01 above.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.2 is a copy of the Company’s business strategy update, August 2007, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued August 14, 2007.
99.2	Business strategy update, August 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2007

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 14, 2007.
99.2	Business strategy update, August 2007